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Scudder Variable Series I


o   Scudder Growth and Income Portfolio

Supplement to the currently effective prospectuses



The following information replaces the disclosure for the portfolio in "The portfolio managers" section of the prospectuses:

The people listed below handle the day-to-day management of the portfolio.

Theresa Gusman                                          Gregory Y. Sivin, CFA
Managing Director of Deutsche Asset Management          Vice President of Deutsche Asset Management and
and Lead Portfolio Manager of the portfolio.            Portfolio Manager of the portfolio.
  o Joined Deutsche Asset Management in 1995 and           o Joined Deutsche Asset Management in 2000 and the
    the portfolio in 2005.                                   portfolio in 2005.
  o Head of equity research for Americas; head of          o Head of the equity portfolio analytics team for
    global equity research team for materials: New York.     active equity: New York.
  o Over 21 years of investment industry experience.       o Previously, six years of experience as senior
  o B.A., State University of New York at Stony Brook.       associate/quantitative analyst of small cap
                                                             research for Prudential Securities, group
                                                             coordinator/research analyst in the
                                                             investment banking division for Goldman Sachs & Co.
                                                             and senior actuarial assistant in the commercial
                                                             property group for Insurance Services Office.
                                                           o B.S., State University of New York at Stony Brook.

The following information replaces paragraphs 2-5 for the portfolio in "The Portfolio's Main Investment Strategy" section of the prospectuses:

The portfolio seeks to bring together the top US equity research recommendations of the advisor into a single investment portfolio. In managing the portfolio, each of the advisor's US equity analysts individually assigns qualitative ratings to stocks under their coverage using bottom-up analysis and looking for companies with strong prospects for continued growth of capital and earnings. Using criteria specifically designed for the portfolio by the advisor, as well as the investment parameters of the portfolio and risk management considerations, a quantitative model compiles these research analyst ratings into a proposed list of stocks for the portfolio and suggests appropriate weightings for each stock.

Making adjustments where necessary, the managers normally will buy and sell securities in accordance with the model's, and hence the research analysts', recommendations. In addition to the risk management criteria inherent in the portfolio construction process, the managers use analytical tools to monitor the risk profile of the portfolio relative to comparable portfolios, and appropriate benchmarks and peer groups.








               Please Retain This Supplement for Future Reference


April 1, 2005
SVS1-3605